UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) October 1, 2005

SUNLINK HEALTH SYSTEMS, INC.

(Exact Name Of Registrant As Specified In Charter)

Ohio	1-12607	31-0621189
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Circle 75 Parkway, Suite 1120, Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (770) 933-7000

(Former Name Or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions see General Instruction A-2. below:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On October 1, 2005, SunLink Health Systems, Inc. (“SunLink”) and Harry R. Alvis (“Alvis”), SunLink’s Chief Operating Officer, entered into an amended and restated employment agreement effective retroactively to July 1, 2005.

Item 9.01.	Financial Statements and Exhibits.

a.	Not applicable.

b.	Not applicable.

c.	Exhibits. The following exhibits are filed with this report:

Exhibit 99.1 – Amended and Restated Employment Agreement between SunLink Health Systems, Inc and Harry R. Alvis, dated October 1, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SUNLINK HEALTH SYSTEMS, INC.

By:	/s/ MARK J. STOCKSLAGER
Name:	Mark J. Stockslager
Title:	Principal Accounting Officer

Dated: December 8, 2005

2

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Amended and Restated Employment Agreement between SunLink Health Systems, Inc. and Harry R. Alvis, dated October 1, 2005.

3